UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 18, 2004



ENEFTECH CORPORATION
             (Exact name of registrant as specified in its charter)


                                     TEXAS
         (State or other jurisdiction of incorporation or organization)


                00-32677                           76-0676166
        (Commission File Number)         (IRS Employer Identification No.)

                P.O. Box 6162,                             77040
             Burbank, California                         (Zip Code)
                     (Address of principal executive offices)


                                 (310) 994-4408
              (Registrant's telephone number, including area code)
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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On August 18, 2004, the registrant terminated the client-auditor relationship between Dohan and Company, CPAs ("Dohan") and the registrant.

     Dohan's reports on the registrant's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Dohan's reports on the registrant's Forms 10-QSB for the year 2002 and Form 10-KSB for the year ended December 31, 2001 raised substantial doubt about its ability to continue as a going concern.

     The decision to change accountants was recommended by the registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through June 30, 2004 there have not been any disagreements between the registrant and Dohan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dohan, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On August 18, 2004, 2004 the registrant engaged Mendoza Berger Company, L.L.P. certified public accountants, ("Mendoza Berger") as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2003 and 2002, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Mendoza Berger was approved by the registrant's Board of Directors.

     During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Mendoza Berger, neither the registrant nor anyone on the registrant's behalf consulted with Mendoza Berger regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the matters with which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibit is filed herewith:


EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------

    16 Letter from Dohan and Company, CPAs, stating whether they agree with the statements made by the registrant in this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2004


                            ENEFTECH CORPORATION.



                            By /s/ Stephen Stotesbery
                               -----------------------------------------------
                               Stephen Stotesbery, President


Dohan and Company CPAs
                              (letterhead)


August 18, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Eneftech Corporation
Commission File No. 00-32677

Ladies and Gentlemen:

We have read the statements made by Eneftech Corporation, which we understand were or will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 18, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Signed by,

/s/  Dohan and Company
-------------------------------------
Dohan and Company, CPAs